UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 15, 2011
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
60 Prescott Street, Worcester, MA 01605

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Other Events
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signature
Index to Exhibits
EX-1.1
EX-4.1
EX-5.1
EX-99.1
EX-99.2

Item 1.01 Other Events
     On April 15, 2011, RXi Pharmaceuticals Corporation (the “Company”) entered into an agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC as the sole manager (the “Underwriter”), related to the public offering of (i) an aggregate of 11,950,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and (ii) warrants to purchase an aggregate of 11,950,000 shares of Common Stock (the “Warrants”) . The shares of Common Stock and Warrants are being sold as units (“Units”), with each Unit consisting of one share of Common Stock and one Warrant to purchase a share of Common Stock, at a public offering price of $1.00 per Unit, less the underwriting discounts and commissions payable by the Company (the “Offering”). The Underwriter will purchase the Units at a discounted price of $0.93 per Unit, representing a seven percent (7.0%) discount to the public offering price.
     The Warrants to be issued in the Offering are exercisable beginning one year and one day from the date of issuance, but only if our stockholders approve an increase in the number of our authorized shares of common stock, and expire on the sixth anniversary of the date of issuance. The exercise price and number of shares of common stock issuable upon exercise of the Warrants will be subject to adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization or similar transaction, among other events as described in the Warrants. In addition, the Warrants contain full ratchet anti-dilution protection upon the issuance of any common stock, securities convertible into common stock, or certain other issuances at a price below the then-existing exercise price of the Warrants, with certain exceptions.
     We agreed with the investors in the Offering to hold a stockholders’ meeting by July 31, 2011 to seek stockholder approval for an increase in the authorized shares of our common stock. If we are unable to obtain the required stockholder approval by April 16, 2012, we will be required to pay liquidated damages of $2,500,000.
     The Offering is expected to close on April 20, 2011, subject to the satisfaction of customary closing conditions. The net proceeds to the Company are expected to be approximately $11 million, assuming no exercise of the Warrants and after deducting underwriting discounts and commissions and estimated expenses payable by the Company associated with the Offering. The Offering is being made pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-167025), which was filed with the Securities and Exchange Commission (the “Commission”) on May 21, 2010 and declared effective by the Commission on May 28, 2010 and is described in more detail in a prospectus supplement dated April 15, 2011 and an accompanying base prospectus dated May 21, 2010.
     The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.
     The Underwriting Agreement has been attached hereto as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.
     A copy of the opinion of Ropes & Gray LLP relating to the legality of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 hereto. Copies of the Underwriting Agreement and the form of Warrant to be issued in connection with the Offering are filed herewith as Exhibits 1.1 and 4.1, respectively, and are incorporated herein by reference. The foregoing description of the Offering by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Amy Tata, the Company’s Principal Accounting Officer, left the Company effective on April 13, 2011 to pursue other opportunities. On April 14, 2011, the Board of Directors (the “Board”) of the Company appointed Caitlin Kontulis to replace Ms. Tata as interim Principal Accounting Officer of the Company, effective immediately.
     Ms. Kontulis, age 25, joined the Company in October 2010 as the Director of Accounting. While at the Company, she has been responsible for the administration of the Company’s accounting and SEC reporting as well as Sarbanes-Oxley implementation and compliance. From September 2007 to October 2010, Ms. Kontulis held various positions, including Senior Associate, at PricewaterhouseCoopers LLP, an international certified public accounting firm which provides assurance, financial and business advisory services to both public and private companies. Ms. Kontulis holds a Masters degree in accounting. Ms. Kontulis does not have a family relationship with any existing member of the Board or any executive officer of the Company.
Item 8.01. Other Events.
     Reference is made to the description of the Offering in Item 1.01. The Company agreed in the Underwriting Agreement, subject to certain exceptions, not to offer and sell any shares of its Common Stock or securities convertible into or exercisable or exchangeable for shares of its Common Stock at an effective price per share less than the public offering price per unit for a period of thirty (30) days following the Offering without the written consent of the Underwriter. However, the Company may issue securities (i) pursuant to its employee benefit and compensation plans and (ii) in connection with strategic alliances involving the Company and in other cases as specified in the Underwriting Agreement.

     On April 14, 2011, the Company issued a press release announcing the Offering. On April 15, 2011, the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 15, 2011 by and among RXi Pharmaceuticals Corporation and ROTH Capital Partners, LLC

4.1	Form of Warrant

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

99.1	Press release of RXi Pharmaceuticals Corporation issued April 14, 2011

99.2	Press release of RXi Pharmaceuticals Corporation issued April 15, 2011

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION

Date: April 15, 2011	By: Name:	/s/ Mark D. Ahn Mark D. Ahn
	Title:	President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 15, 2011 by and among RXi Pharmaceuticals Corporation and ROTH Capital Partners, LLC

4.1	Form of Warrant

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

99.1	Press release of RXi Pharmaceuticals Corporation issued April 14, 2011

99.2	Press release of RXi Pharmaceuticals Corporation issued April 15, 2011